DELAWARE POOLED(R) TRUST

The Core Focus Fixed Income Portfolio
The Core Plus Fixed Income Portfolio
The Emerging Markets Portfolio
The Focus Smid-Cap Growth Equity Portfolio
The Global Fixed Income Portfolio
The Global Real Estate Securities Portfolio
The High-Yield Bond Portfolio
The Intermediate Fixed Income Portfolio
The International Equity Portfolio
The International Fixed Income Portfolio
The Labor Select International Equity Portfolio
The Large-Cap Growth Equity Portfolio
The Large-Cap Value Equity Portfolio
The Mid-Cap Growth Equity Portfolio
The Real Estate Investment Trust Portfolio II
The Select 20 Portfolio
The Small-Cap Growth Equity Portfolio
The Smid-Cap Growth Equity Portfolio
(each, a "Portfolio" and collectively, the "Portfolios")

Supplement to the Portfolios' Prospectus dated February 27, 2009

The following replaces the information in the section entitled "Minimum Investments." on page 73.

Minimum investments. The minimum initial investment for the shareholder of record is $1 million in the aggregate across all Portfolios of the Fund. There are no minimums for subsequent contributions in a Portfolio where the aggregate minimum initial investment for the Fund has been satisfied.

Certain types of shareholders may invest in the Portfolios without meeting the minimum initial investment of $1 million. Existing beneficial shareholders of the Portfolios whose shares were formerly held through an omnibus account and who wish to continue as shareholders of the Portfolios, shareholders that have institutional accounts managed by the Manager's affiliate, Delaware Investment Advisers, a series of Delaware Management Business Trust, and portfolio managers of the Portfolios seeking to invest in Portfolios they manage, may invest in the Portfolios without meeting the minimum initial investment of $1 million, subject to a fee described in the next sentence. All shareholders whose investment falls below the $1 million minimum at the time the fee is assessed, for reasons other than market reductions in NAV, may be subject to an annual fee of $70 to offset additional transfer agency and other costs incurred by the Portfolios in maintaining and servicing these smaller accounts. This annual fee, which is paid by investors to the Portfolios, will be assessed on a per shareholder basis so each shareholder will be assessed only one fee regardless of the number of accounts the shareholder may have.

Please keep this Supplement for future reference.

This Supplement is dated April 6, 2009.